EXHIBIT 32.1

EXHIBIT 99

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Silverton Adventures, Inc. ("SAI") on Form 10-Q for the three-month period ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ron Miller, President and Chief Executive Officer of SAI, and I, Ron Miller, Principal Financial Officer of SAI, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SAI.

Date: November 21, 2011

/s/ Ron Miller

Ron Miller

President and Chief Executive Officer

Date: November 21, 2011

/s/ Ron Miller

Ron Miller

Principal Financial Officer